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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT ACCOUNTANT


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in Chateau Communities, Inc. Annual Report on Form 10-K for the year ended December 31, 1999.

PricewaterhouseCoopers LLP

Denver, Colorado
June 27, 2000